                 SCHERING-PLOUGH CORPORATION REDACTED VERSION

[***] Indicates information omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.


                                                                    Exhibit 99.3

      THIS FIRST AMENDMENT TO THE CHOLESTEROL GOVERNANCE AGREEMENT is made as of December 18, 2001, by and among MSP Distribution Services (C) LLC, MSP Marketing Services (C) LLC, MSP Technology (US) Company LLC, Merck Cardiovascular Health Company, Merck Technology (US) Company, Inc., Schering MSP Corporation, Schering Sales Management, Inc., Schering Sales Corporation, Schering MSP Pharmaceuticals L.P., MSP Singapore Company, LLC (the "Singapore Partnership"), MSD Technology Singapore Pte. Ltd., MSD Ventures Singapore Pte. Ltd., Schering-Plough (Singapore) Pte. Ltd., Schering-Plough (Singapore) Research Pte. Ltd., Schering Corporation, Schering-Plough Corporation, a New Jersey corporation ("S-P"), and Merck & Co., Inc., a New Jersey corporation ("M").

      WHEREAS, the parties listed above are parties to the Cholesterol Governance Agreement, dated as of May 22, 2000, (the "Governance Agreement"), and desire to amend the Governance Agreement as provided in this First Amendment.

      NOW, THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.    Amendments to the Governance Agreement.

      1.1. Section 1.2 of the Governance Agreement is hereby amended by adding the following definitions in alphabetical order:

            "Canadian General Manager" has the meaning set forth in Section 1.2 of the Master Agreement.

            "ECLAFE" has the meaning set forth in Section 1.2 of the Master Agreement.

            "ECLAFE Cholesterol Business" has the meaning set forth in Section
            1.2 of the Master Agreement.

            "EMEA General Manager" has the meaning set forth in Section 1.2 of the Master Agreement.

            "Far East Co-Marketing Country" has the meaning set forth in Section
            1.2 of the Master Agreement.

            "Far East Operating Board" has the meaning set forth in Section 1.2 of the Master Agreement.

            "Far East Co-Promotion Country" has the meaning set forth in Section
            1.2 of the Master Agreement.
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            "Far East Single Presence Country" has the meaning set forth in
            Section 1.2 of the Master Agreement.

            "Latin America" has the meaning set forth in Section 1.2 of the Master Agreement.

            "Master Agreement" means the Master Agreement, dated as of the date hereof, by and among the Technology LLC, Singapore Partnership, M, Schering Corporation and S-P.

            "M Indemnified Parties" means M, its Affiliates and each of their respective officers, directors, partners, shareholders, members, agents, representatives, successors and assigns.

            "MSP Technology Agreement" means the Limited Liability Company Agreement of MSP Technology (US) Company LLC.

            "S-P Indemnified Parties" means S-P, its Affiliates and each of their respective officers, directors, partners, shareholders, members, agents, representatives, successors and assigns.

            "Special Damages" has the meaning set forth in Section 8.5.4 of this Agreement.

            "U.S. Termination Assets" has the meaning set forth in Section 7.3(a) of this Agreement.

      1.2. The definition of "Interests" in Section 1.2 is amended by including the following sentence at the end of such definition:

            "For the purposes of this Agreement, "Interests" shall not include
            (x) the Interests (as defined in the Master Agreement) of the Terminated Party and (y) in the event the Master Agreement has been terminated prior to, and not simultaneously with, this Agreement, the ECLAFE Termination Assets, if any (as defined in the Master Agreement)."

      1.3. The definition of "Standstill Period" in Section 1.2 is deleted in its entirety and replaced with the following:

            "Standstill Period" means the period beginning on the date hereof and ending upon the later to occur of (x) three years after termination of this Agreement, (y) three years after termination of the Respiratory Governance Agreement, and (z) three years after termination of the Master Agreement.

      1.4. The second sentence of Section 5.1 of the Governance Agreement is hereby amended by adding "in the Territory" after the words "The marketing of each Cholesterol Product".


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      1.5.  Section 5.2 of the Governance Agreement is hereby deleted in its entirety and replaced with the following:

            "Section 5.2. Product Recalls. Subject to Section 7.1(b), if an Executive Sponsor in the Territory or an Executive Sponsor in an applicable ECLAFE region believes that a recall of a Cholesterol Product is necessary in the Territory or a country in ECLAFE, such executive sponsor shall notify his or her counterpart executive sponsor, within forty-eight (48) hours of its determination. S-P, M, the relevant Members and the relevant local M and S-P subsidiaries shall cooperate to allow such recall to occur to the extent determined by the Singapore Board (other than for safety which shall be solely governed by and resolved pursuant to Section 7.1(b)). The General Manager, EMEA General Manager and the Canadian General Manager shall be responsible for the execution of such recall of the Cholesterol Products in the region in which he or she serves as the general manager. In Far East Co-Promotion Countries, the Far East Operating Board shall be responsible for the execution of such recall of the Cholesterol Products. In Latin America, Far East Co-Marketing Countries and Far East Single Presence Countries, the local M and/or S-P Affiliates, as applicable, shall be responsible for the execution of such recall of the Cholesterol Products."

      1.6. Section 7.1 of the Governance Agreement is hereby amended as follows:

            1.6.1. The fourth and fifth sentence of subparagraph (b)A(x) is deleted in its entirety and replaced with the following:







            [***]







            1.6.2. The third sentence of subparagraph (b)A(y) is deleted in its entirety and replaced with the following:






            [***]






            1.6.3. The second and third sentence of subparagraph (b)B shall be deleted in its entirety and replaced with the following:





            [***]





      1.7. The first sentence of Section 7.2(c) of the Governance Agreement is hereby amended by inserting "(to the extent such Related Agreement and such Material Breach directly relate to the Cholesterol Business)" after each of the first two uses of "Related Agreement" in that sentence.

      1.8. The second sentence of Section 7.2(c) of the Governance Agreement is hereby amended by inserting "(to the extent such Related Agreement


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            and such breach directly relate to the Cholesterol Business)" after the first use of "Related Agreement" in that sentence.

      1.9. Section 7.3(a) of the Governance Agreement is hereby deleted in its entirety and replaced with the following:

            "(a) General. With respect to any event of termination, each party shall undertake, during the pendency of the procedure to determine whether such event of termination has occurred and the implementation of the consequences of such termination, to maintain the Cholesterol Business in the Territory as a going concern, so that all of the rights, title and interests in the Companies (other than the Singapore Partnership and the Technology LLC, to the extent the Master Agreement is not being terminated prior to or simultaneously with this Agreement pursuant to Section 7.2(b) [Bankruptcy], 7.2(c) [Material Breach due to a breach of Section 9.9 [Standstill] of the Governance Agreement], Section 7.2(d) [Change of Control] or [***]) and the Cholesterol Businesses in the Territory may be conveyed. The parties acknowledge that in the event of a termination of this Agreement that results in one party acquiring the Interests of another party hereto and the U.S. Termination Assets (as described below), if any, (i) the acquiring party may determine to continue operating the Cholesterol Business through one or more of the Companies, (ii) appropriate adjustments to the Singapore Partnership Agreement shall be made to provide (A) that profit and loss arising from the Cholesterol Business in the Territory shall be specially allocated to the Party (or its Affiliates) that acquires the Interests of the other Party and its Affiliates and (B) that, to the extent the Master Agreement has not been, or is not being, terminated simultaneously with this Agreement pursuant to Section 5.2.2 of the Master Agreement, that the assets and liabilities of the Singapore Partnership, to the extent they relate to the Cholesterol Business in the Territory (the "Singapore Termination Assets") can be sold as set forth in the last sentence of this Section 7.3(a), or the rights thereto otherwise transferred, to the Terminating Party or its Affiliates pursuant to this Section 7.3 and (iii) appropriate adjustment to the MSP Technology Agreement will be made to provide that, to the extent the Master Agreement has not been terminated or is not being terminated simultaneously with this Agreement pursuant to Section 5.2.2 of the Master Agreement, the assets and liabilities of MSP Technology Partnership, to the extent they relate to the Cholesterol Business in the Territory (the "Technology Termination Assets," and together with the Singapore Termination Assets, the "U.S. Termination Assets"), can be sold as set forth in the last sentence of this
            Section 7.3(a), or the rights thereto transferred, to the Terminating Party or its Affiliates pursuant to this Section 7.3. In the event of any such termination, the Parties will enter into such agreements as are necessary or appropriate to provide for the transfer of the U.S. Termination Assets and


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            will endeavor in good faith to arrange for such transfer to be effected in a manner that is tax efficient, to the maximum extent reasonably practicable, to both the Terminated Party and the Terminating Party, and any other agreements as may be necessary or appropriate to effectuate the foregoing."

      1.10. The first sentence of Section 7.3(d) of the Governance Agreement is hereby amended by inserting "(other than the Singapore Partnership and Technology LLC, to the extent this Agreement is not terminated prior to or simultaneously with the Master Agreement) and US Termination Assets, if any," after "Companies," and "of the Companies (other than the Singapore Partnership and Technology LLC, to the extent this Agreement is not terminated prior to or simultaneously with the Master Agreement) and US Termination Assets, if any," after "Interests" in the third and fourth sentences thereof.

      1.11. Section 7.3(h) is amended by inserting the following sentence after the first sentence:



            [***]



      1.12. Section 8.5 of the Governance Agreement is hereby deleted in its entirety and replaced with the following:

         "Section 8.5. Indemnification.

         Section 8.5.1. Indemnification by the Singapore Partnership. The Singapore Partnership shall indemnify, defend and hold harmless the M Indemnified Parties and the S-P Indemnified Parties from and against all Losses incurred or suffered by any of them as a result of, arising from, or in connection with any claim, action, proceeding or investigation of any Third Party relating to:

            (a) the development, testing, use, marketing, distribution, promotion, supply or sale of the Cholesterol Products in the Field in the Territory.

         Notwithstanding the foregoing, no M Indemnified Party and no S-P Indemnified Party shall be entitled to any indemnification pursuant to this Section 8.5.1 to the extent the Loss for which indemnification is being sought is caused by the gross negligence or willful misconduct of the party seeking indemnification.

         Section 8.5.2. Indemnification by M. M shall indemnify, defend and hold harmless the S-P Indemnified Parties and the Singapore Partnership from and against all Losses incurred or suffered by any of them as a result of, arising from, or in connection with:

            (a) the breach by M of any of its representations, warranties or covenants in this Agreement, the Development Agreement, any License Agreements, or any governing document of any of the Companies,


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            provided that no claim may be made for indemnification under this
            Section 8.5.2 for breaches of representations or warranties until the aggregate dollar amount of all such claims exceeds $2 million;

            (b) the gross negligence or willful misconduct by M or any of its Affiliates in the performance of any of their obligations under this Agreement or the Related Agreements (other than manufacturing agreements or packaging agreements);

            (c) the development, testing, use, marketing, distribution, promotion, supply or sale by M or its Affiliates of the Cholesterol Products outside the Field; or

            (d) the development, testing, use, marketing, distribution, promotion, supply or sale by M or its Affiliates (or Banyu Pharmaceutical Company, Ltd.) of the Cholesterol Products in Japan to the extent such Cholesterol Products are developed, tested, used, marketed, distributed, promoted, supplied or sold either (i) under a Product Marketing Authorization that includes, directly or by reference, data comprising "Merck Clinical IP", "Schering Clinical IP" or "Merck Formulation IP" (each as defined in the Development Agreement), or (ii) under a trademark, tradename or other form of brand protection owned or used by the Singapore Partnership.

         Notwithstanding the foregoing, neither any S-P Indemnified Party nor the Singapore Partnership shall be entitled to any indemnification pursuant to this Section 8.5.2 to the extent the Loss for which indemnification is being sought is caused by the gross negligence, willful misconduct or willful violation of law of the party seeking indemnification.

         Section 8.5.3. Indemnification by S-P. S-P shall indemnify, defend and hold harmless the M Indemnified Parties and the Singapore Partnership from and against all Losses incurred or suffered by any of them as a result of, arising from, or in connection with:

            (a) the breach by S-P of any of its representations, warranties or covenants in this Agreement, the Development Agreement, any License Agreements, or any governing documents of any of the Companies, provided that no claim may be made for indemnification under this
            Section 8.5.3 for breaches of representations or warranties until the aggregate dollar amount of all such claims exceeds $2 million;

            (b) the gross negligence or willful misconduct by S-P or any of its Affiliates in the performance of any of their obligations under this Agreement or the Related Agreements (other than manufacturing agreements or packaging agreements);


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
            (c) the development, testing, use, marketing, distribution, promotion, supply or sale by S-P or its Affiliates of the Cholesterol Products outside the Field; or

            (d) the development, testing, use, marketing, distribution, promotion, supply or sale by S-P or its Affiliates of the Cholesterol Products in Japan to the extent such Cholesterol Products are developed, tested, used, marketed, distributed, promoted, supplied or sold either (i) under a Product Marketing Authorization that includes, directly or by reference, data comprising "Merck Clinical IP", "Schering Clinical IP" or "Merck Formulation IP" (each as defined in the Development Agreement), or
            (ii) under a trademark, tradename or other form of brand protection owned or used by the Singapore Partnership.

         Notwithstanding the foregoing, neither any M Indemnified Party nor the Singapore Partnership shall be entitled to any indemnification pursuant to this Section 8.5.3 to the extent the Loss for which indemnification is being sought is caused by the gross negligence, willful misconduct or willful violation of law of the party seeking indemnification.

         Section 8.5.4. Indemnification Principles. For purposes of this Section 8.5, "Losses" shall mean each and all of the following items: claims, losses, liabilities, obligations, payments, damages, charges, judgments, fines, penalties, amounts paid in settlement, costs and expenses (including, without limitation, interest which may be imposed in connection therewith, costs and expenses of investigation, actions, suits, proceedings, demands, assessments and reasonable fees, expenses and disbursements of counsel, consultants and other experts). Losses shall not include, and indemnification shall not be available under this Section 8.5 for, (i) lost profits, punitive, special, indirect, consequential, incidental, exemplary or other similar damages (collectively, "Special Damages"), other than Special Damages payable to Third Parties. Notwithstanding any provision in this Agreement or any Related Agreement, no Party hereto or thereto shall seek or be entitled to receive any Special Damages from any other Party, or its Affiliates, in connection with such Agreements.

         Section 8.5.5. Claim Notice. A Party seeking indemnification under this
         Section 8.5 shall, promptly upon becoming aware of the facts indicating that a claim for indemnification may be warranted, give to the Party from whom indemnification is being sought a claim notice relating to such Loss (a "Claim Notice"). Each Claim Notice shall specify the nature of the claim, the applicable provisions of this Agreement under which the claim for indemnity arises, and, if possible, the amount or the estimated amount thereof. No failure or delay in giving a Claim Notice and no failure to include any specific information relating to the claim (such as the amount or estimated amount thereof) or any reference to any provision of this Agreement or other instrument under which the claim arises shall affect the obligation of the Party from whom indemnity is sought except to the extent such Party is materially prejudiced by such failure or delay."


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
      1.13. Section 9.17 of the Governance Agreement is hereby amended by adding the following sentence to the end thereof:

                  "In addition, Section 7.1(b) (and any other provisions necessary to make the provisions of Section 7.1(b) operative) shall survive any termination of this Agreement for as long as the Master Agreement remains in effect."

2. Effect. The Governance Agreement shall remain unchanged and in full force and effect except as specifically amended by this First Amendment.

3. Governing Law. This First Amendment and the rights of the Parties hereunder shall be interpreted in accordance with the laws of the State of Delaware, and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws.

4. Counterparts. This First Amendment may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document. All counterparts shall be construed together and shall constitute one instrument.

5. Termination. Without limiting the provisions of Section 7.3(g) of the Governance Agreement, upon termination of the Governance Agreement, the provisions added, amended or modified by this First Amendment shall survive with respect to ECLAFE until termination of the Master Agreement in accordance with its terms.


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      IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to the Cholesterol Governance Agreement as of the date first above stated.

                                       [Signatures Omitted]


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